Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16. Commitments and Contingencies
a)Vessels under Construction
As at December 31, 2017, the Company was committed to the construction of six LNG carriers for a total cost of approximately $1.2 billion, including capitalized interest and other miscellaneous construction costs. Vessels in which the Company holds an interest through non-consolidated joint ventures are excluded from the above amounts and are described in Note 16b. Four LNG carriers are scheduled for delivery in 2018 and two LNG carriers are scheduled for delivery in 2019. As at December 31, 2017, payments made towards these commitments totaled $444.5 million. As at December 31, 2017, the remaining payments required to be made under these newbuilding and conversion capital commitments were $552.4 million (2018) and $252.1 million (2019).
b)Joint Ventures
Teekay LNG’s share of commitments to fund newbuilding and other construction contract costs of its non-consolidated joint ventures as at December 31, 2017 are as follows:

	Total $	2018 $	2019 $	2020 $
Yamal LNG Joint Venture (i)	781,300	350,100	232,000	199,200
Pan Union Joint Venture (ii)	116,629	87,102	29,527	—
Bahrain LNG Joint Venture (iii)	133,936	80,733	53,203	—
Exmar LPG Joint Venture (iv)	54,570	54,570	—	—
	1,086,435	572,505	314,730	199,200

(i)
Teekay LNG, through the Yamal LNG Joint Venture, has a 50% ownership interest in six 172,000-cubic meter ARC7 LNG carrier newbuildings that have an estimated total fully built-up cost of approximately $2.1 billion. As at December 31, 2017, Teekay LNG’s proportionate costs incurred under these newbuilding contracts totaled $240.1 million. The Yamal LNG Joint Venture had secured debt financing of $816.0 million for the six LNG carrier newbuildings, of which $751.5 million was undrawn at December 31, 2017, related to Teekay LNG's proportionate share of the commitments included in the table above.

(ii)
Through the Pan Union Joint Venture, Teekay LNG has an ownership interest ranging from 20% to 30% in three LNG carrier newbuildings scheduled for delivery in 2018 and 2019. The Pan Union Joint Venture had secured financing of $87.0 million related to Teekay LNG's proportionate share of the commitments included in the table above and Teekay LNG is scheduled to receive $3.5 million of reimbursement directly from Shell.

(iii)
Teekay LNG has a 30% ownership interest in the Bahrain LNG Joint Venture for the development of an LNG receiving and regasification terminal in Bahrain. The project will include a FSU, which will be modified from one of the Teekay LNG’s existing MEGI LNG carrier newbuildings, an offshore gas receiving facility, and an onshore nitrogen production facility. The terminal will have a capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing early-2019. The receiving and regasification terminal is expected to have a fully-built up cost of approximately $960.0 million. The Bahrain LNG Joint Venture has secured debt financing for approximately 75% of the estimated fully built-up cost of the LNG receiving and regasification terminal in Bahrain.

(iv)
Teekay LNG has a 50% ownership interest in the Exmar LPG Joint Venture which has three LPG newbuilding vessels scheduled for delivery in 2018 and has secured $56.0 million of financing for two of the three LPG carrier newbuildings related to the commitments included in the table above.

c)Liquidity
Management is required to assess if the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. The Company had $513.7 million of consolidated cash flows from operating activities during the year ended December 31, 2017, and ended the year with a working capital deficit of $532.2 million. This working capital deficit is driven primarily from scheduled maturities in the next 12 months and repayment obligations of approximately $800.9 million of outstanding consolidated debt, which were classified as current liabilities as at December 31, 2017. In addition to these obligations, the Company also anticipates that Teekay LNG will be required to make payments related to commitments to fund vessels under construction and may be required to make a payment under a tax lease indemnification (see Notes 16a, 16b and 16d).
Based on these factors, over the one-year period following the issuance of their consolidated financial statements, the Company’s consolidated subsidiaries, Teekay Tankers and Teekay LNG, will need to obtain additional sources of financing, in addition to amounts generated from operations, to meet their minimum liquidity requirements under their financial covenants. These anticipated potential sources of financing include: refinancing various loan facilities of Teekay LNG and Teekay Tankers; negotiating new secured debt financings related to vessels under construction or other unencumbered operating vessels for Teekay LNG; potentially raising capital through equity and/or bond issuances; and negotiating extensions or redeployments of existing assets. The success of these initiatives of the Controlled Daughter Entities may impact the liquidity of Teekay Parent through the payment of dividends/distributions by the Controlled Daughter Entities to Teekay Parent.
The Company is actively pursuing the alternatives described above, which it considers probable of completion based on the Company’s history of being able to complete equity and bond issuances, refinance similar loan facilities and to obtain new debt financing for its vessels under construction, as well as the progress it has made on the financing process to-date. The Company is in various stages of completion on these matters.
Based on the Company’s liquidity at the date these consolidated financial statements were issued, the liquidity the Company expects to generate from operations over the following year, and by incorporating the Company’s plans to raise additional liquidity that it considers probable of completion, the Company expects that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.
d)Legal Proceedings and Claims
The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, other than with respect to the items noted below, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.

Teekay Nakilat Capital Lease

Teekay LNG owns a 70% interest in Teekay Nakilat Corporation (or Teekay Nakilat Joint Venture), a subsidiary of the lessee under three separate 30-year capital lease arrangements with a third party for three LNG carriers (or the RasGas II LNG Carriers). Under the terms of the leases in respect of the RasGas II LNG Carriers, the lessor claimed tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leases, tax and change of law risks were assumed by the lessee, in this case the Teekay Nakilat Joint Venture. Lease payments under the leases were based on certain tax and financial assumptions at the commencement of the leases and subsequently adjusted to maintain its agreed after-tax margin. On December 22, 2014, the Teekay Nakilat Joint Venture terminated the leasing of the RasGas II LNG Carriers. However, the Teekay Nakilat Joint Venture remains obligated to the lessor to maintain the lessor’s agreed after-tax margin from the commencement of the lease to the lease termination date and as at December 31, 2017, the Teekay Nakilat Joint Venture’s carrying amount of this estimated tax indemnification guarantee was $62.7 million or GBP 46.4 million (December 31, 2016 - $13.3 million or GBP 10.8 million) which is included as part of accrued liabilities and other in the Company's consolidated balance sheets.  Additionally, as at December 31, 2017, the Teekay Nakilat Joint Venture had $7.0 million (December 31, 2016 – $6.8 million) on deposit with the lessor as security against any future claims and recorded as part of restricted cash in the Company's consolidated balance sheets.

The UK taxing authority (or HMRC) has been challenging the use of similar lease structures in the UK courts. One of those challenges was eventually decided in favor of HMRC (Lloyds Bank Equipment Leasing No. 1 or LEL1), with the lessor and lessee choosing not to appeal further. The LEL1 tax case concluded that capital allowances were not available to the lessor.  On the basis of this conclusion, HMRC is now asking lessees on other leases, including the Teekay Nakilat Joint Venture, to accept that capital allowances are not available to their lessor. Under the terms of the lease, the lessor is entitled to make a determination that additional rentals are due, even where a court has not made a determination on whether capital allowances are available or where discussions are otherwise ongoing with HMRC on the matter.  The Teekay Nakilat Joint Venture now believes that it is probable that the lessor will make such a determination, and demand additional rentals. As a result, in the three months ended December 31, 2017, the Teekay Nakilat Joint Venture recognized an additional tax indemnification guarantee liability of $50.0 million (which is included in the afore-mentioned total accrued liability of $62.7 million as at December 31, 2017) as estimated primarily based on information received from the lessor and presented in other (loss) income on the consolidated statements of (loss) income for the year ended December 31, 2017.
e)Redeemable Non-Controlling Interest
In July 2015, Teekay Offshore issued in a private placement 10.4 million of its 8.60% Series C Cumulative Convertible Perpetual Preferred Units (or Series C Preferred Units). The terms of the Series C Preferred Units provided that at any time after the 18-month anniversary of the closing date, at the election of each holder, the Series C Preferred Units could be converted on a one-for-one basis into common units of Teekay Offshore. In addition, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeded $35.925, Teekay Offshore had the option to convert the Series C Preferred Units into common units. The Series C Preferred Units could be redeemed in cash if a change of control occurred in Teekay Offshore.
In June 2016, Teekay Offshore and the unitholders of the Series C Preferred Units exchanged approximately 1.9 million of the Series C Preferred Units for approximately 8.3 million common units of Teekay Offshore and also exchanged the remaining approximately 8.5 million Series C Preferred Units for approximately 8.5 million Series C-1 Preferred Units. The terms of the Series C-1 Preferred Units were equivalent to the terms of the Series C Preferred Units, with the exception that at any time after the 18-month anniversary of the original Series C Preferred Units closing date, at the election of each holder, each Series C-1 Preferred Unit was convertible into 1.474 common units of Teekay Offshore. In addition, if a unitholder of the Series C-1 Preferred Units elected to convert their Series C-1 Preferred Units into common units of Teekay Offshore, Teekay Offshore had the option to redeem these Series C-1 Preferred Units for cash based on the closing market price of the common units of Teekay Offshore instead of issuing common units. Furthermore, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeded 150% of $16.25 per unit, Teekay Offshore had the option to convert the Series C-1 Preferred Units into common units. Consistent with the terms of the Series C Preferred Units, the Series C-1 Preferred Units could have been redeemed in cash if a change of control occurred in Teekay Offshore. As a result, the Series C-1 Preferred Units were, prior to the deconsolidation of Teekay Offshore in September 2017, included on the Company’s unaudited consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section.
In June 2016, Teekay Offshore issued 4.0 million of its 10.50% Series D Cumulative Convertible Perpetual Preferred Units (or Series D Preferred Units). The Series D Preferred Units had no mandatory redemption date, but they were redeemable at Teekay Offshore's option after June 29, 2021 for a 10% premium to the liquidation value and for a 5% premium to the liquidation value any time after June 29, 2022. The Series D Preferred Units were exchangeable into common units of Teekay Offshore at the option of the holder at any time after June 29, 2021, based on the 10-trading day volume weighted average price at the time of the notice of exchange or $4.00. A change of control event involving the purchase of all outstanding common units for consideration of at least 90% cash of a change in ownership of the general partner of Teekay Offshore by 50% or more would have resulted in the Series D Preferred Units being redeemable for cash. As a result, the Series D Preferred Units, net of Teekay's units, were, prior to the deconsolidation of Teekay Offshore in September 2017, included on the Company’s consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section.
As part of the Brookfield Transaction (see Note 3), Teekay Offshore repurchased and cancelled all of its outstanding Series C-1 and Series D Preferred Units, and as a result redeemable non-controlling interest is no longer included in the Company's consolidated balance sheet.
f)Other
The Company enters into indemnification agreements with certain Officers and Directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.